UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2015 (December 9, 2015)

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2012 Stock Option and Incentive Plan

In October 2015, the Compensation and Option Committee of the Board of Directors of Harman International Industries, Incorporated (the “Company”) adopted, subject to stockholder approval, an amendment to the Company’s 2012 Stock Option and Incentive Plan, as amended (“2012 Incentive Plan”) that would increase the number of shares of the Company’s common stock available for future awards under the 2012 Incentive Plan by 2,000,000 shares (the “Plan Amendment”). On December 9, 2015, the Plan Amendment was approved by stockholders at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”).

The foregoing summary description of the Plan Amendment is qualified in its entirety by reference to the actual terms of the Plan Amendment, which was attached as Appendix A to the Company’s 2015 Proxy Statement, as filed with the Securities and Exchange Commission on October 28, 2015 (the “Proxy Statement”). For additional information regarding the Plan Amendment, stockholders are encouraged to refer to Proposal 3 of the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on December 9, 2015. Only stockholders of record as of the close of business on October 14, 2015 were entitled to vote at the Annual Meeting. As of the record date, 71,224,154 shares of common stock were outstanding and entitled to vote. At the Annual Meeting, 63,040,956 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

At the Annual Meeting, stockholders considered the following proposals:

•	the election of 11 director nominees;

•	the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016;

•	the approval of the Plan Amendment; and

•	an advisory vote to approve the compensation of the Company’s named executive officers.

The results of the matters voted on by the stockholders are set forth below.

1. The Company’s stockholders elected the 11 director nominees with the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Adriane M. Brown	58,895,936	465,597	3,679,413
John W. Diercksen	58,988,777	372,756	3,679,413
Ann McLaughlin Korologos	58,191,792	1,169,741	3,679,413
Edward H. Meyer	58,369,046	992,487	3,679,413
Robert Nail	58,725,647	635,886	3,679,413
Dinesh C. Paliwal	57,771,143	1,590,390	3,679,413
Abraham N. Reichental	58,517,725	843,808	3,679,413
Kenneth M. Reiss	58,878,439	483,094	3,679,413
Hellene S. Runtagh	58,783,684	577,849	3,679,413
Frank S. Sklarsky	58,749,256	612,277	3,679,413
Gary G. Steel	58,896,437	465,096	3,679,413

2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
62,032,060	631,404	377,482	0

3. The Company’s stockholders approved the Plan Amendment with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
55,552,898	3,456,896	351,739	3,679,413

4. The Company’s stockholders approved, by advisory vote, the compensation of the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
57,166,731	1,749,883	444,919	3,679,413

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to The Harman International Industries, Incorporated 2012 Stock Option and Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated October 28, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko
Todd A. Suko
Executive Vice President and General Counsel

Date: December 11, 2015